EXHIBIT 32.1
SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Nu Skin Enterprises, Inc. (the “Company”) on Form 10-K for the annual period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ritch N. Wood, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        1.        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    March 15, 2005

/s/ Ritch N. Wood
Ritch N. Wood
Chief Financial Officer